SCHEDULE 14A
                                 (Rule 14a-1O1)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

  Filed by the Registrant [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ] Preliminary Proxy Statement            [ ] Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e) (2))
  [X] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Rule 14a-l 1(c) or Rule 14a-12
                     ADVANCED NEUROMODULATION SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
          BOARD OF DIRECTORS OF ADVANCED NEUROMODULATION SYSTEMS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.
  (1) Title of each class of securities to which transaction applies:
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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:

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  [ ] Fee paid previously with preliminary materials:

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  [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

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  (2) Form, Schedule or Registration Statement no.:

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  (3) Filing Party:

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  (4) Date Filed:

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

                     ADVANCED NEUROMODULATION SYSTEMS, INC.

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 23, 1999

--------------------------------------------------------------------------------



To the Shareholders of Advanced Neuromodulation Systems, Inc.:




The Annual Meeting of Shareholders (the "Annual Meeting") of Advanced Neuromodulation Systems, Inc. (the "Company") will be held at the Company's offices located at 6501 Windcrest, Suite 100, Plano, Texas 75024 on June 23, 1999, at 10:00 a.m. CST, for the purpose of considering and acting upon the following matters:

1. To elect six directors, each to hold office for a term of one-year.
2. To consider and act upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Shareholders of record on May 7, 1999, are the only persons entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof.

A proxy for the Annual Meeting is enclosed herewith. Whether or not you plan to attend the Annual Meeting, you are urged promptly to complete, date and sign the enclosed proxy and to mail it in the enclosed envelope, which requires no postage if mailed in the United States. Return of your proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares in person.

                                        By Order of the Board of Directors

                                        F. Robert Merrill III
                                        Secretary

May 14, 1999

                     Advanced Neuromodulation Systems, Inc.

                  6501 Windcrest, Suite 100, Plano, Texas 75024

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

The enclosed proxy is solicited by the Board of Directors of Advanced Neuromodulation Systems, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, June 23, 1999, at 10:00 a.m. CST, or at any adjournment or adjournments thereof, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting. Proxies in the accompanying form, properly signed and received in time for the meeting, will be voted as instructed. The persons named in the accompanying proxy will vote the proxy FOR the Board of Directors' slate of directors, unless contrary instructions are given. At any time before it is voted, each proxy granted can be revoked by the shareholder by a later dated proxy, by written revocation addressed to the Secretary of the Company at the address below or by voting by ballot at the Annual Meeting.

The cost of preparing and mailing the enclosed material will be borne by the Company. The Company may use the services of officers and employees of the Company (who will receive no additional compensation) to solicit proxies. The Company intends to request banks and brokers holding shares of the Company's stock to forward copies of the proxy material to those persons for whom they hold shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses.

The principal executive office of the Company is located at 6501 Windcrest, Suite 100, Plano, Texas 75024. This Proxy Statement and the accompanying proxy card are being sent to shareholders on or about May 14, 1999.

                                SHAREHOLDER VOTE

Only shareholders of record at the close of business on May 7, 1999, are entitled to vote at the Annual Meeting or any adjournment or adjournments thereof. At May 7, 1999, there were 7,681,554 shares of Common Stock, par value $.05 per share (the "Common Stock") outstanding. Every holder of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is entitled to one vote for each share held.

The presence at the Annual Meeting in person, or by proxy, of the holders of a majority of the outstanding Common Stock constitutes a quorum for the Annual Meeting and for acting on the matters specified in the Notice of Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Votes withheld from any director nominee will be counted in determining whether a quorum has been reached. In the election of directors, shareholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement.

Assuming the presence of a quorum, the affirmative vote of a plurality of the shares of Common Stock voted at the Annual Meeting and entitled to vote thereon is required for the election of directors. Votes may be cast in favor of or withheld from a director nominee. Votes that are withheld from a particular nominee will be excluded entirely from the vote and will not affect the outcome of the vote. Under applicable rules, brokers who hold shares in street name have the authority to vote on the election of directors when they have not received instructions from beneficial owners. Brokers who do not receive instructions are generally entitled to vote on the election of directors.

In all other matters, assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote thereon is required to take shareholder action.

Where a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly, and where no specific direction is given, it will be voted FOR approval of each of the proposals set forth in the Notice of Annual Meeting and at the discretion of the proxy holders on all other business that may properly come before the meeting. Abstentions and broker nonvotes shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote in the election of the directors.

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of April 23, 1999, the beneficial ownership of each current director, each nominee for director, each named executive officer, all executive officers and directors as a group, and each shareholder known to management of the Company to own beneficially more than 5% of the outstanding Common Stock.


Name and Address                         Amount and Nature of        Percent
of Beneficial Owner                     Beneficial Ownership(1)    of Class(2)
--------------------                    -----------------------    ------------
First Pacific Advisors, Inc.                   705,000(3)              9.18%
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

Brookside Capital Partners Fund, L.P.          502,000(4)              6.54%
Two Copley Place
Boston, Massachusetts 02116

Robert L. Swisher, Jr.                         500,000(5)              6.43%
5005 LBJ Freeway, Suite 1130
Dallas, Texas 75244

Dimensional Fund Advisors Inc.                 447,009(6)              5.82%
1299 Ocean Avenue
11th Floor
Santa Monica, California 90401

William M. Sams                                410,000(7)              5.34%
326 Mantlebrook Drive
DeSoto, Texas 75115

Christopher G. Chavez                          102,900(8)              1.32%
4437 Cordova Lane
McKinney, Texas 75070

Hugh M. Morrison                                37,000(9)               *
2517 Bluebonnet Boulevard
Houston, Texas 77030

Robert C. Eberhart, Ph.D.                       24,425(10)              *
10519 Royal Springs
Dallas, Texas 75229

Richard D. Nikolaev                             31,250(9)               *
11835 N. 83rd Place
Scottsdale, Arizona 85260

Michael J. Torma, M.D.                           8,750(11)              *
1029 Delaware
Shreveport, Louisiana 71106


Name and Address                         Amount and Nature of        Percent
of Beneficial Owner                     Beneficial Ownership(1)    of Class(2)
--------------------                    -----------------------    ------------
Joseph E. Laptewicz, Jr.                         3,750(11)              *
3151 Lafayette Ridge Rd.
Wayzata, Minnesota 55391

F. Robert Merrill III                           76,635(12)             1.00%
3329 Leigh Drive
Plano, Texas 75025

Scott F. Drees                                  66,000(11)              *
834 Parkwood Court
McKinney, Texas 75070

Alan W. Mock                                    10,000(11)              *
5212 N. Meadow Ridge Circle
McKinney, Texas 75070

Stuart B. Johnson                                8,500(11)              *
3112 Pinehurst
Plano, Texas 75075

All directors and executive officers           465,208(13)              5.80%
as a group, including those named above
(13 persons)
-------------------------

*    Less than 1.0%
(1) Unless otherwise noted and subject to community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.
(3) Based on information obtained by the Company from Schedule 13G filed by First Pacific Advisors, Inc., an investment advisor registered under
     Section 203 of the Investment Advisors Act of 1940, dated February 5, 1999. First Pacific Advisors, Inc. is deemed to have beneficial ownership of 705,000 shares of the Company's Common Stock as of December 31, 1998.
(4) Based on information obtained by the Company from Schedule 13G filed by Brookside Capital Partners Fund, L.P. dated April 14, 1999. Brookside Capital Partners Fund, L.P. is deemed to have beneficial ownership of 502,000 shares of the Company's Common Stock as of April 6, 1999.
(5) Based on information obtained by the Company from Schedule 13D filed by Robert L. Swisher, Jr. dated February 21, 1997. Mr. Swisher owned 400,000 shares of the Company's Common Stock as of February 21, 1997, and a warrant to purchase 100,000 shares of the Company's Common Stock which became exercisable as of February 21, 1997 at an exercise price of $6.50 per share.
(6) Based on information obtained by the Company from Schedule 13D filed by Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, dated February 11, 1999. Dimensional is deemed to have beneficial ownership of 447,009 shares of the Company's Common Stock, as of December 31, 1998.
(7) Based on information obtained by the Company from Schedule 13G filed by William M. Sams dated February 9, 1999. Mr. Sams owned 410,000 shares of the Company's Common Stock as of December 31, 1998.
(8)  Includes 100,000 shares subject to options.
(9)  Includes 11,250 shares subject to options.
(10) Includes 16,700 shares subject to options.
(11) Consists entirely of shares subject to options.
(12) Includes 51,700 shares subject to options.
(13) Includes 337,150 shares subject to options.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

Six directors are nominated for election at the Annual Meeting. Each director will serve until the next annual meeting of shareholders or until his successor shall be elected and shall qualify. Proxies in the accompanying form shall be voted for the six nominees listed in the table that follows, except where authority is specifically withheld by the shareholder.

All nominees are incumbent directors. If any of the nominees should become unable to accept the election, or for good cause will not accept the election, the person named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Each of the nominees named below has indicated his willingness to accept election, and management has no reason to believe that any of the nominees named below will be unable or unwilling to serve.

The nominees for directors of the Company are as follows:

                                                                       Director
                               Principal Occupation or                 of
                               Employment During the                   Company
Name                           Past Five Years                    Age  Since
------------------------------ ---------------------------------- ---- ---------
Hugh M. Morrison(2)            President and Chief Executive       52    1983
                               Officer of Clean Acquisition, Inc.
                               and Pilgrim Cleaners, Inc. since
                               March 1996; Independent business
                               consultant and investor from
                               January 1993 to February 1996;
                               Chairman of the Board of the
                               Company since January 1998;
                               Director of Owen Healthcare, Inc.
                               from April 1995 to March 1997;
                               Director of Equal Net Holding
                               Corp. From March 1995 to March
                               1996.

Robert C. Eberhart, Ph.D.(2,3) Chairman, Joint Program in          62    1994
                               Biomedical Engineering, University
                               of Texas Southwestern Medical
                               Center, Dallas, Texas, and
                               University of Texas at Arlington,
                               Arlington, Texas since September
                               1984.

                                                                       Director
                               Principal Occupation or                 of
                               Employment During the                   Company
Name                           Past Five Years                    Age  Since
------------------------------ ---------------------------------- ---- ---------
Michael J. Torma, M.D.(2,3)    Vice President-Technology           56    1994
                               Development of Biomedical Research
                               Foundation of Northwest Louisiana
                               and Director of the Center for
                               Biomedical Technology Innovation
                               (CBTI) since September 1996;
                               Chair, Surgical Services of
                               Presbyterian Hospital of Dallas
                               and Chairman of Institute for
                               Surgical Sciences of Presbyterian
                               Healthcare System from October
                               1992 to September 1996; Command
                               Surgeon, Strategic Air Command,
                               USAF from August 1989 to September
                               1992; Chief of Professional
                               Affairs & Quality Assurance for
                               USAF Medical Services from
                               September 1987 to August 1990.

Richard D. Nikolaev (1)        President and Chief Executive       60    1996
                               Officer, NIKOR Enterprises, Inc.
                               (Healthcare Industry Consulting/
                               Investing) since November 1997;
                               President and Chief Executive
                               Officer of Wright Medical
                               Technology, Inc. from November
                               1995 to November 1997; Chief
                               Executive Officer of
                               OsteoBiologics, Inc. from August
                               1995 to November 1995; independent
                               business consultant from January
                               1995 to July 1995; Chairman,
                               President and Chief Executive
                               Officer of Orthomet, Inc. from
                               January 1992 to December 1994;
                               Director of Wright Medical
                               Technology, Inc. since September
                               1995; Director of Everest Medical
                               from December 1992 to April 1997.

Christopher G. Chavez          President, Chief Executive Officer  43    1998
                               and Director of the Company since
                               April 1998; Vice President,
                               Worldwide Marketing & Strategic
                               Planning, Eastman Kodak Company,
                               from April 1997 to November 1997;
                               Vice President and General
                               Manager, Infection Prevention
                               Business Unit of Johnson & Johnson
                               Medical, Inc. (JJMI) from August
                               1995 to April 1997; Director,
                               International Marketing of JJMI
                               from June 1994 to August 1995;
                               Director, New Business Development
                               of JJMI from January 1990 to May
                               1994; Director of the Health
                               Industry Council since February
                               1999.

                                                                       Director
                               Principal Occupation or                 of
                               Employment During the                   Company
Name                           Past Five Years                    Age  Since
------------------------------ ---------------------------------- ---- ---------
Joseph E. Laptewicz, Jr.(1)    Chairman and Chief Executive        50    1998
                               Officer, Empi, Inc. (Physical
                               Therapy and Orthopedic Medical
                               Products) since October 1994;
                               President and Chief Executive
                               Officer, Schneider USA (Subsidiary
                               of Pfizer, Inc.) from April 1992
                               to September 1994; Director of
                               Angiodynamics, Inc., (Peripheral
                               Interventional Medicine) a
                               subsidiary of E-Z-EM, Inc. since
                               April 1997.

--------------------------------------------------------------------------------

(1) Member of the Audit Committee of the Board of Directors
(2) Member of the Compensation Committee of the Board of Directors
(3) Member of the Stock Option Committee of the Board of Directors

--------------------------------------------------------------------------------
                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE ELECTION OF ALL NOMINEES NAMED ABOVE
--------------------------------------------------------------------------------

              COMPENSATION AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended December 31, 1998, there were ten meetings of the Board of Directors. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the Board of Directors on which he served. The Board has three committees:
Audit, Compensation, and Stock Option.

Prior to the Annual Meeting, the Audit Committee consisted of Mr. Laptewicz and Mr. Nikolaev, both of whom are nonmanagement directors. This committee acts as a liaison between the Board of Directors and the independent auditors. The committee reviews with the independent auditors the planning and scope of financial statement audits, the results of those audits and the adequacy of internal accounting controls. It also monitors other corporate and financial policies. The Audit Committee held two meetings during the year ended December 31, 1998.

Prior to the Annual Meeting, the Compensation Committee consisted of Dr. Eberhart, Mr. Morrison, and Dr. Torma, all of whom are nonmanagement directors. This committee establishes executive compensation policies and makes recommendations to the Board of Directors. The Compensation Committee held two meetings during the year ended December 31, 1998.

Prior to the Annual Meeting, the Stock Option Committee consisted of Dr. Eberhart and Dr. Torma, both of whom are nonmanagement directors. This committee is vested with full authority to select participants, grant options, determine the number of shares subject to each option, the exercise price of each option, and in general, to make, administer and interpret such rules and regulations as it deems necessary to administer the Company's Stock Option Plans. The Stock Option Committee held two meetings during the year ended December 31, 1998.

Mr. Morrison, Chairman of the Board, receives an annual retainer of $60,000 and reimbursement of all expenses incurred in attending each Board of Directors' meeting. Mr. Morrison does not receive any additional compensation for attending Board of Directors' meetings or committee meetings. All other nonmanagement directors receive an annual retainer of $10,000 based on 75% board meeting attendance, a $1,000 director's fee for each Board of Directors' meeting attended, $500 for each committee meeting attended and reimbursement of all expenses incurred in attending such meetings.

Directors and advisory directors of the Company may be granted nontransferable stock options under certain of the Company's stock option plans. The option price per share for stock options granted to directors and advisory directors cannot be less than the fair market value per share on the date the option is granted. In addition, the exercise period for options cannot exceed six years and each option vests ratably over a four-year period. During the year ended December 31, 1998, four directors were granted stock options: Hugh M Morrison was granted 30,000 shares in April 1998 at an exercise price of $8.56 per share; Robert C. Eberhart, Ph.D. was granted 5,000 shares in April 1998 at an exercise price of $8.56 per share; Joseph E. Laptewicz, Jr. was granted 15,000 shares in May 1998 at an exercise price of $8.75 per share; and Michael J. Torma, M.D. was granted 5,000 share in April 1998 at an exercise price of $8.56 per share. The aforementioned options were repriced during November 1998 to an exercise price of $5.00 per share. In addition, the following stock options of certain directors were repriced: Hugh M. Morrison had options for 5,000 shares granted in June 1996 at an exercise price of $6.00 per share repriced to $5.00 per share; Richard D. Nikolaev had options for 15,000 shares granted in June 1996 at an exercise price of $6.00 per share repriced to $5.00 per share; and Michael J. Torma, M.D. had options for 7,500 shares granted in June 1994 at an exercise price of $6.38 per share repriced to $5.00 per share.

                               EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

                                                                      Executive
                                                                       Officer
         Name           Age              Position                       Since
----------------------  ---  ---------------------------------------  ----------
Christopher G. Chavez   43   President, Chief Executive Officer          1998
                             and Director

F. Robert Merrill III   49   Executive Vice President - Finance;         1981
                             Chief Financial Officer;
                             Treasurer and Secretary

Scott F. Drees          41   Executive Vice President - Sales and        1996
                             Marketing

James P. Calhoun        49   Vice President - Human Resources            1995

Ramon C. Dougan         57   Vice President - International Sales        1996

John H. Erickson        50   Vice President - Research and Development   1996

Stuart B. Johnson       52   Vice President - Manufacturing              1997

W. Alan Mock            42   Vice President - Marketing                  1996

Mr. Chavez has been President, Chief Executive Officer and Director of the Company since April 1998. From April 1997 to November 1997, Mr. Chavez was Vice President, Worldwide Marketing & Strategic Planning of Eastman Kodak Company. From January 1990 to April 1997, Mr. Chavez was employed by Johnson & Johnson Medical, Inc. where he held various positions including Vice President and General Manager of the Infection Prevention Business Unit from August 1995 to April 1997; Director, International Marketing from June 1994 to August 1995 and Director, New Business Development from January 1990 to May 1994.

Mr. Merrill has been Executive Vice-President-Finance since March 1998, Chief Financial Officer since April 1994, Secretary since February 1989, and Treasurer since February 1981. Mr. Merrill was acting President and Chief Executive Officer of the Company from January 1998 to April 1998. From July 1995 to March 1998, Mr. Merrill was Senior Vice President-Finance of the Company and Vice President-Finance from February 1981 to July 1995. Mr. Merrill joined the Company in October 1979 as Director of Manufacturing Operations.

Mr. Drees has been Executive Vice-President-Sales and Marketing of the Company since March 1998. From April 1996 to March 1998, Mr. Drees was Vice President of the Company and President of ANS from September 1996 to March 1998. From November 1987 to April 1996, Mr. Drees was employed by St. Jude Medical, Inc., a medical device company, where he held various positions within the sales and marketing area, including Director, North American Sales from August 1990 to April 1996.

Mr. Calhoun has been Vice President-Human Resources of the Company since April 1995. From May 1992 to April 1995, Mr. Calhoun was Executive Director of Hogan Quality Institute, a management consulting firm. From February 1988 to May 1992, Mr. Calhoun was the Vice President of Human Resources and Corporate Quality Programs of Harris Adacom Corporation, a data communications company.

Mr. Dougan has been Vice President-International Sales of ANS since September 1996 and was Director of International Sales of ANS from April 1995 to August 1996. From May 1993 to March 1995, Mr. Dougan was employed by Neuromed, Inc., the predecessor of ANS which was acquired by the Company in March 1995. Mr. Dougan held various positions within the sales and marketing area at Neuromed, Inc. including Director of International Sales and Marketing.

Mr. Erickson has been Vice President-Research and Development of ANS since September 1996 and was Director of Electronics Research and Development of ANS from January 1996 to September 1996. From August 1982 to October 1995, Mr. Erickson was employed by Orthofix Inc. (formerly American Medical Electronics, Inc.) where he held various positions within the research and development area including Vice President of Research and Development.

Mr. Johnson has been Vice President-Manufacturing of the Company since June 1997 and was Director of Manufacturing of the Company from March 1997 to June 1997. Mr. Johnson was employed by Orthofix Inc. (formerly American Medical Electronics, Inc.) where he held various positions including Vice President of Corporate Operations from 1993 to 1997.

Mr. Mock has been Vice President-Marketing of ANS since November 1996. From November 1995 to October 1996, Mr. Mock was an independent business consultant. From November 1987 to October 1995, Mr. Mock was employed by DSP Worldwide (formerly Snowden-Pencer, Inc.) where he held various positions within the sales and marketing area including Vice President, Sales and Marketing Operations.

                       COMPENSATION OF EXECUTIVE OFFICERS

The following tables set forth, for the fiscal year ended December 31, 1998, certain information regarding compensation, aggregate stock option grants and exercises during 1998 and year-end stock option values for the Chief Executive Officer and the four most highly compensated executive officers (the "Named Executive Officers") whose total annual salary and bonus exceeded $100,000 for the year.

                           SUMMARY COMPENSATION TABLE

================================================================================
                      Annual Compensation      Long-Term Compensation
                   ----------------------- -----------------------------
                                                   Awards        Payouts
                                           --------------------- -------
                                    Other                                  All
                                    Annual Restricted Securities          Other
 Name and                           Comp.     Stock   Underlying  LTIP    Comp.
 Principal          Salary   Bonus   (1)    Award(s)  Options/   Payouts   (2)
 Position     Year   ($)      ($)    ($)       ($)    SARs(#)(5)   ($)     ($)
------------- ---- -------- ------- ------ ---------- ---------- ------- -------
 Christopher  1998 $168,749 $75,000   ---      ---      200,000    ---   $2,591
 G. Chavez(3) 1997 $  ---   $ ---     ---      ---        ---      ---   $ ---
 (C.E.O)      1996 $  ---   $ ---     ---      ---        ---      ---   $ ---
--------------------------------------------------------------------------------
 F. Robert    1998 $119,963 $80,250(4)---      ---       65,000    ---   $5,000
 Merrill III  1997 $110,209 $10,000   ---      ---        ---      ---   $2,907
 (C.F.O.)     1996 $110,002 $12,000   ---      ---        ---      ---   $3,885
--------------------------------------------------------------------------------
 Scott F.     1998 $143,750 $36,250   ---      ---      107,000    ---   $4,937
 Drees (6)    1997 $132,000 $13,000   ---      ---        7,000    ---   $3,536
 (Ex. Vice    1996 $111,385 $13,000   ---      ---       50,000    ---   $ ---
 President)
--------------------------------------------------------------------------------
 Alan W.      1998 $109,038 $16,500   ---      ---       25,000    ---   $3,580
 Mock (7)     1997 $100,000 $ 7,500   ---      ---        ---      ---   $1,625
 (Vice        1996 $ 10,385 $ ---     ---      ---       20,000    ---   $ ---
 President)
--------------------------------------------------------------------------------
 Stuart B.    1998 $103,587 $20,900   ---      ---       27,000    ---   $3,318
 Johnson(8)   1997 $ 76,653 $ 4,000   ---      ---       17,000    ---   $ ---
 (Vice        1996 $  ---   $ ---     ---      ---        ---      ---   $ ---
 President)
--------------------------------------------------------------------------------

(1) None of the Named Executive Officers received personal benefits, securities or property in excess of the lesser of $50,000 or 10 percent of such individual's reported salary and bonus.
(2) Reflects matching employer contributions under the Company's Employees Savings Plan 401(k).
(3) Mr. Chavez joined the Company on April 9, 1998. The compensation amounts for 1998 reflect compensation from April 1998 through December 1998.
(4) Includes a $50,000 bonus paid in connection with the sale of the cardiovascular business in January 1998.
(5) The 1998-year includes new option grants and repriced options. For repricing information see table entitled "10-Year Option/SAR Repricings."
(6) Mr. Drees joined the Company on April 16, 1996. The compensation amounts for 1996 reflect compensation from April 1996 through December 1996.
(7) Mr. Mock joined the Company on November 21, 1996. The compensation amounts for 1996 reflect compensation from November 1996 through December 1996.
(8) Mr. Johnson joined the Company on March 17, 1997. The compensation amounts for 1997 reflect compensation from March 1997 through December 1997.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

--------------------------------------------------------------------------------
                                                            Potential Realizable
                Number of    Percent of                       Value at Assumed
                Securities     Total                           Annual Rates of
                Underlying  Options/SARs Exercise                Stock Price
               Options/SARs  Granted to  or Base                Appreciation
                 Granted    Employees In  Price   Expiration   For Option Term
      Name         (#)      Fiscal Year   ($/Sh)     Date       5%        10%
-------------- ------------ ------------ -------- ---------- -------- ----------
Christopher G.   200,000       17.36%      $5.00   11/05/08  $628,900 $1,593,780
Chavez
--------------------------------------------------------------------------------
F. Robert         50,000        4.34%      $5.00   11/05/08  $157,225 $  398,445
Merrill III
--------------------------------------------------------------------------------
F. Robert         15,000        1.30%      $5.00   11/05/08  $ 47,168 $  119,534
Merrill III
--------------------------------------------------------------------------------
Scott F. Drees    50,000        4.34%      $5.00   11/05/08  $157,225 $  398,445
--------------------------------------------------------------------------------
Scott F. Drees    50,000        4.34%      $5.00   11/05/08  $157,225 $  398,445
--------------------------------------------------------------------------------
Scott F. Drees     7,000        0.61%      $5.00   11/05/08  $ 22,012 $   55,782
--------------------------------------------------------------------------------
Alan W. Mock       5,000        0.43%      $5.00   11/05/08  $ 15,723 $   39,845
--------------------------------------------------------------------------------
Alan W. Mock      20,000        1.74%      $5.00   11/05/08  $ 62,890 $  159,378
--------------------------------------------------------------------------------
Stuart B.         10,000        0.87%      $5.00   11/05/08  $ 31,445 $   79,689
Johnson
--------------------------------------------------------------------------------
Stuart B.         17,000        1.48%      $5.00   11/05/08  $ 53,457 $  135,471
Johnson
--------------------------------------------------------------------------------

                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR END OPTION/SAR VALUES

--------------------------------------------------------------------------------
                                           Number of
                                           Securities            Value of
                                           Underlying           Unexercised
                                           Unexercised         In-The-Money
                     Shares               Options/SARs        Options/SARs
                    Acquired              at FY-end (#)      at FY-end ($)(1)
                       on       Value   ------------------ ---------------------
                    Exercise  Realized   Exer-    Unexer-   Exer-     Unexer-
     Name              (#)       ($)     cisable  cisable   cisable   cisable
------------------- --------- --------- -------- --------- --------- -----------
Christopher G.
Chavez (C.E.O)         --        --      50,000   150,000  $ 65,650  $ 196,950
--------------------------------------------------------------------------------
F. Robert Merrill    24,870   $111,542   39,200    41,250  $ 83,760  $  54,161
III (C.F.O.)
--------------------------------------------------------------------------------
Scott F. Drees         --        --      39,250    67,750  $ 51,535  $  88,956
(Ex. Vice President)
--------------------------------------------------------------------------------
Alan W. Mock           --        --      10,000    15,000  $ 13,130  $  19,695
(Vice President)
--------------------------------------------------------------------------------
Stuart B. Johnson      --        --       4,250    22,750  $  5,580  $  29,871
(Vice President)
--------------------------------------------------------------------------------

(1) Represents the difference between the closing market price of the Common Stock on the Nasdaq National Market System on December 31, 1998 and the exercise price of the options.

                             STOCK OPTION REPRICING

In November 1998, the Compensation Committee determined that certain stock options issued to the executive officers, employees, directors and advisory directors had an exercise price substantially higher than the market price of the Company's Common Stock. The Committee noted the decline in the value of the Common Stock attributable to the announcement of the proposed merger between Sofamor Danek Group, Inc. (which has previously agreed to support the Company's development of a deep brain application of the Company's electrical stimulation technology) and Medtronic, Inc. (the Company's primary competitor) and the decline in the general overall market for small capitalization stocks. Therefore, the Committee concluded that the aforementioned stock options were not providing the desired incentives. Accordingly, after discussing various alternatives available, the Committee approved the repricing of certain outstanding options under then existing option plans in order to preserve the important motivating effect that stock options have had on the Company's executive officers, employees, directors and advisory directors. The original stock option agreements were cancelled and new options were granted at the then fair market value of the common stock of $5.00 per share.

                                        COMPENSATION COMMITTEE
                                            Robert C. Eberhart
                                            Hugh M Morrison
                                            Michael J. Torma

The following table sets forth information for the executive officers of the Company regarding stock option repricings for the past ten years. Except for the November 1998 repricings, no stock option repricings occurred during the past ten years.

                          10-YEAR OPTION/SAR REPRICINGS
--------------------------------------------------------------------------------
                         Number Of                               Length Of
                         Securities  Market                      Original
                         Underlying Price Of  Exercise            Options
                          Options   Stock At  Price At             Term
                          /SARs     Time Of   Time Of            Remaining
                         Repriced   Repricing Repricing   New    At Date Of
                            Or         Or        Or     Exercise Repricing
                          Amended   Amendment Amendment  Price      Or
    Name          Date      (#)        ($)      ($)       ($)    Amendment
--------------- -------- ---------- --------- --------- -------- ----------
Christopher G.
Chavez (C.E.O.) 11/05/98   200,000    $5.00     $8.56    $5.00   9.42 years
---------------------------------------------------------------------------
F. Robert       11/05/98    15,000    $5.00    $12.13    $5.00   6.67 years
Merrill III
(C.F.O.)
---------------------------------------------------------------------------
F. Robert       11/05/98    50,000    $5.00     $8.56    $5.00   9.42 years
Merrill III
(C.F.O.)
---------------------------------------------------------------------------
Scott F. Drees  11/05/98    50,000    $5.00     $8.56    $5.00   9.42 years
(Exec. Vice
President)
---------------------------------------------------------------------------
Scott F. Drees  11/05/98    50,000    $5.00    $10.25    $5.00   7.67 years
(Exec. Vice
President)
---------------------------------------------------------------------------
Scott F. Drees  11/05/98     7,000    $5.00     $5.94    $5.00   8.42 years
(Exec. Vice
President)
---------------------------------------------------------------------------
Alan W. Mock    11/05/98    20,000    $5.00     $7.13    $5.00   8.08 years
(Vice President)
---------------------------------------------------------------------------
Alan W. Mock    11/05/98     5,000    $5.00     $5.75    $5.00   9.83 years
(Vice President)
---------------------------------------------------------------------------
Stuart B.       11/05/98    17,000    $5.00     $5.75    $5.00   8.50 years
Johnson (Vice
President)
---------------------------------------------------------------------------
Stuart B.       11/05/98    10,000    $5.00     $5.75    $5.00   9.83 years
Johnson
(Vice President)
---------------------------------------------------------------------------
John H.         11/05/98    15,000    $5.00    $10.25    $5.00   7.17 years
Erickson
(Vice President)
---------------------------------------------------------------------------
John H.         11/05/98     5,000    $5.00     $5.75    $5.00   8.50 years
Erickson
(Vice President)
---------------------------------------------------------------------------
John H.         11/05/98    10,000    $5.00     $8.56    $5.00   9.42 years
Erickson
(Vice President)
---------------------------------------------------------------------------
John H.         11/05/98    10,000    $5.00     $5.75    $5.00   9.83 years
Erickson
(Vice President)
---------------------------------------------------------------------------
James P.        11/05/98    25,000    $5.00     $7.13    $5.00   6.42 years
Calhoun
(Vice President)
---------------------------------------------------------------------------
James P.        11/05/98     5,000    $5.00     $5.75    $5.00   9.83 years
Calhoun
(Vice President)
---------------------------------------------------------------------------
Ramon C. Dougan 11/05/98     8,000    $5.00     $7.13    $5.00   6.42 years
(Vice President)
---------------------------------------------------------------------------
Ramon C. Dougan 11/05/98     6,000    $5.00     $5.75    $5.00   9.83 years
(Vice President)
---------------------------------------------------------------------------

                 EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS

Christopher G. Chavez
---------------------
Mr. Chavez and the Company entered into an employment agreement as of April 9, 1998, pursuant to which Mr. Chavez serves as Chief Executive Officer and President of the Company. Under the employment agreement, which has a term of two years, Mr. Chavez receives a minimum annual base salary of $200,000. In addition, Mr. Chavez may receive a performance-based incentive bonus equal to 50% of his annual base salary earned by meeting certain strategic milestones and objective measurements of profitability and shareholder value determined annually by mutual agreement of Mr. Chavez and the Board of Directors. If Mr. Chavez' performance exceeds the objectives so established, Mr. Chavez is eligible for a larger bonus, and correspondingly, if performance falls short of the objectives, Mr. Chavez may receive less than the full bonus percentage. Mr. Chavez is also entitled to employee benefits generally made available to other officers of the Company. If the Company terminates Mr. Chavez' employment without cause (as defined in the agreement) within the first year of employment, Mr. Chavez will receive severance compensation equal to twenty-four months' salary, and if the Company terminates his employment for cause after one year, Mr. Chavez will receive severance compensation equal to twelve months' salary. The employment agreement also contains confidentiality, trade secret and noncompetition provisions that are intended to protect the Company's intellectual property, trade secrets and other confidential information.

F. Robert Merrill III
---------------------
Mr. Merrill and the Company entered into an employment agreement as of April 9, 1998, pursuant to which Mr. Merrill serves as Chief Financial Officer, Executive Vice President-Finance, Secretary and Treasurer of the Company. Under the employment agreement, which has a term of two years, Mr. Merrill receives a minimum annual base salary of $121,000. In addition, Mr. Merrill may receive a performance-based incentive bonus in accordance with Company policy established by the Board of Directors from time to time. Mr. Merrill is also entitled to employee benefits generally made available to other officers of the Company. If the Company terminates Mr. Merrill's employment without cause (as defined in the agreement), Mr. Merrill will receive severance compensation determined pursuant to a formula. The employment agreement also contains confidentiality, trade secret and noncompetition provisions that are intended to protect the Company's intellectual property, trade secrets and other confidential information.

Scott F. Drees
--------------
Mr. Drees and the Company entered into an employment agreement as of April 9, 1998, pursuant to which Mr. Drees serves as Executive Vice President of the Company. Under the employment agreement, which has a term of two years, Mr. Drees receives a minimum annual base salary of $145,000. In addition, Mr. Drees may receive a performance-based incentive bonus in accordance with Company policy established by the Board of Directors from time to time. Mr. Drees was also entitled to stock appreciation bonus on or before December 31, 1998 equal to the difference between (i) the average closing price for any five day trading period preceding the date that Mr. Drees exercises his right to receive the bonus and (ii) $6.00, multiplied by 50,000, with a "cap" on the bonus amount of $212,500. The stock appreciation bonus was cancelled in November 1998 in connection with the repricing of stock options held by Mr. Drees. Mr. Drees is also entitled to employee benefits generally made available to other officers of the Company. If the Company terminates Mr. Drees' employment without cause (as defined in the agreement), Mr. Drees will receive severance compensation determined pursuant to a formula. The employment agreement also contains confidentiality, trade secret and noncompetition provisions that are intended to protect the Company's intellectual property, trade secrets and other confidential information.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.

Upon receipt of the appropriate information, the Company has prepared all Forms 3, 4 and 5 for its non-employee directors and executive officers subject to their review and signing prior to filing with the SEC. Based solely on the information provided to the Company by individual non-employee directors and executive officers, the Company believes that all filing requirements applicable to such persons have been complied with in 1998, except that Richard D. Nikolaev, Director, filed a late Form 4 Report of Changes in Beneficial Ownership of Securities with the SEC disclosing the purchase of 1,000 shares of the Company's Common Stock. The purchase of the shares was made in March 1998 and the Form 4 was filed with the SEC in September 1998.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee, comprised of three independent outside directors, recommends compensation strategies, policies and programs to the Board of Directors and approves annual salary and cash bonus awards to senior officers and long-term incentive awards to all employees.

The Board of Directors and the Compensation Committee believe that the Company's success requires a small, but highly motivated professional staff. The compensation programs, therefore, are primarily designed to maintain market competitiveness in order to attract and retain key employees.

The Company's executive compensation program combines base salary, annual bonus, and a stock ownership program to attract and retain executives. Base salary increases and annual bonuses are based on corporate performance. Among factors on which compensation is based is a competitive analysis of compensation paid by other comparable companies. Other primary factors influencing compensation terms are current market conditions for recruiting highly skilled and/or specialized talent, need to retain key employees and executives, and experience level and market worth of current employees, and performance results. The Compensation

Committee also considered the Company's structure and methods of operation, which require a small, highly qualified executive group.

Under the Company's annual bonus plan, bonuses are based on achievement levels of corporate goals during the prior year. Annual compensation is leveraged to provide a strong link to corporate objectives. Competitive target bonus levels are established annually.

The stock option programs of the Company are long-term incentive plans for executive officers and key employees that are intended to motivate executives and employees to improve total return to shareholders. The number granted is based on competitive grant values for the salary level/position and the share price at the time of grant. To encourage long-term performance, options generally vest over a four-year period.

The Company also uses the services of independent compensation and benefits consulting firms to provide analysis and recommendations for competitive pay levels and programs, in addition to local and national survey data.

In 1998, the Compensation Committee recommended increases in base salary levels of the Company's executive officers and granted cash bonuses of $145,120 to the Company's executive officers. Based on the Company's performance, in 1998 the base salary of the Chief Executive Officer of the Company, Christopher G. Chavez, was $200,000 and the Compensation Committee awarded Mr. Chavez a $75,000 cash bonus.

                                        COMPENSATION COMMITTEE
                                            Robert C. Eberhart
                                            Hugh M. Morrison
                                            Michael J. Torma

This report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this Report by reference.

Performance Graph. The following graph compares the cumulative total return of the Company's Common Stock during the period commencing January 1, 1994 through December 31, 1998, with the Nasdaq U.S. Market Index and an index of companies within the Standard Industrial Code for Medical Devices, Instruments, and Supplies (the "Peer Index").

ANS                 100.000  123.529  244.118  182.353  163.971  148.541
Nasdaq Market Index 100.000   97.752  138.256  170.015  208.580  293.209
Peer Index          100.000  106.356  161.405  151.194  173.214  195.825

                                [OBJECT OMITTED]

The stock price performance depicted in the Performance Graph is not necessarily indicative of future price performance. The Performance Graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act.

                           -------------------------

                              INDEPENDENT AUDITORS

Ernst & Young LLP has been selected by the Board of Directors as the Company's independent auditors for the current year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

A proper proposal submitted by a shareholder in accordance with applicable rules and regulations for presentation at the Company's annual shareholders meeting in 2000 and received at the Company's principal executive office by January 28, 2000 will be included in the Company's Proxy Statement and form of proxy relating to such annual meeting of shareholders.

                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

                         FINANCIAL STATEMENTS AVAILABLE

A copy of the Company's 1998 Annual Report accompanies this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material.

Upon written request to F. Robert Merrill III, Corporate Secretary, Advanced Neuromodulation Systems, Inc., 6501 Windcrest, Suite 100, Plano, Texas 75024, the Company will provide without charge copies of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K.

                                        By Order of the Board of Directors



                                        F. Robert Merrill III
                                        Secretary

Plano, Texas
May 14, 1999

                                                                      Appendix A

                               FRONT OF PROXY CARD


                     ADVANCED NEUROMODULATION SYSTEMS, INC.
                 Board of Directors Proxy for the Annual Meeting
             of Shareholders at 10:00 a.m. Wednesday, June 23, 1999
                  6501 Windcrest, Suite 100, Plano, Texas 75024

--------------------------------------------------------------------------------
                    ----------------------------------------

         The undersigned shareholder of Advanced Neuromodulation Systems, Inc. (the "Company") hereby appoints F. Robert Merrill III and Hugh M. Morrison, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

--------------------------------------------------------------------------------

     (1) Election of Hugh M. Morrison, Robert C. Eberhart, Ph.D.,
         Michael J. Torma, M.D., Richard D. Nikolaev, Christopher G. Chavez and Joseph E. Laptewicz, Jr. as Directors.

         FOR all nominees (except as              WITHHOLD AUTHORITY
         provided to the contrary below) [ ]      to vote for all nominees [ ]

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name here):

--------------------------------------------------------------------------------

     (2) In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

                (Continued and to be signed on the reverse side.)

                               BACK OF PROXY CARD



                         (Continued from reverse side.)


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM (1) THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (2). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

         Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated May 14, 1999, is hereby acknowledged.


                                        Dated: __________________________, 1999

                                        ----------------------------------------
                                        ----------------------------------------
                                        (Signature(s) of Shareholder(s))

                                        (Joint owners must EACH sign. Please
                                        sign EXACTLY as your name(s) appear(s)
                                        on this card. When signing as attorney,
                                        trustee, executor, administrator,
                                        guardian or corporate officer, please
                                        give your FULL title.)

                                        PLEASE SIGN, DATE AND MAIL TODAY.